                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ---------------------


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                March 25, 1999
                       (Date of earliest event reported)


                                 FISERV, INC.
            (Exact name of registrant as specified in its charter)

                          Commission File No. 0-14948


             WISCONSIN                                         39-1506125
     (State of incorporation)                               (I.R.S. Employer
                                                           Identification No.)

           255 Fiserv Drive
         Brookfield, Wisconsin                                    53045
(Address of principal executive offices)                        (Zip Code)


                                (414) 879-5000
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS
         ------------

(1) The Restated Articles of Incorporation of Fiserv, Inc. were amended to (a) increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 shares, $.01 par value per share, and (b) increase the number of shares of preferred stock designated as Series A Junior Participating Preferred Stock to 3,000,000 shares, no par value per share. The amendment to increase the number of authorized shares of common stock was approved by shareholders at Fiserv, Inc.'s Annual Meeting of Shareholders held on March 25, 1999.

(2) Fiserv, Inc. announces 3-for-2 stock split in its outstanding shares of common stock among shareholders of record as of April 16, 1999, payable on or about April 30, 1999.

(3) Fiserv, Inc. announces that Mr. Leslie Muma is the new Chief Executive Officer, succeeding Mr. George Dalton. Mr. Muma was appointed the Vice Chairman, President and Chief Executive Officer of the Company, and will retain the responsibilities of Chief Operating Officer. Mr. Dalton will remain Chairman of the Company's Board of Directors.

(4) Article IV, Section 7 of the Bylaws of Fiserv, Inc. were amended to provide that the Chairman of the Board shall not be required to be the Chief Executive Officer of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (C)  EXHIBITS.

          3.1 Articles of Amendment to the Restated Articles of Incorporation of Fiserv, Inc.

          3.2  Bylaws of Fiserv, Inc., as amended.

          99.1 Press Release dated March 25, 1999, announcing 3-fr-2 stock split.

          99.2 Press Release dated March 25, 1999, announcing Mr. Leslie Muma as new Chief Executive Officer.

                                       1
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 30, 1999         FISERV, INC.



                              By: /s/ Charles W. Sprague
                                 ---------------------------------------------
                                  Charles W. Sprague
                                   Corporate Executive Vice President, Secretary and General Counsel

                                       2

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                          APPENDIX AND EXHIBIT INDEX
                          --------------------------


APPENDIX AND                                                                       SEQUENTIAL
EXHIBIT NO.                               DESCRIPTION                               PAGE NO.
-----------                               -----------                              ----------
    3.1       Articles of Amendment to the Restated Articles of Incorporation
              of Fiserv, Inc.....................................................

    3.2       Bylaws of Fiserv, Inc., as amended.................................

   99.1       Press Release dated March 25, 1999 announcing 3-for-2 stock split..

   99.2       Press Release dated March 25, 1999, announcing Mr. Muma as new Chief Executive Officer........................................